SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2003

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 Flowers Circle, Thomasville, GA	31757

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(229) 226-9110

ITEM 7. Financial Statements and Exhibits.

c. Exhibits.

The following exhibit is furnished as part of this Report:

EXHIBIT NUMBER	EXHIBIT

99.1	Press release of Flowers Foods, Inc. dated August 7, 2003

ITEM 9. Regulation FD Disclosure.

    On August 7, 2003 Flowers Foods, Inc. issued a press release announcing its results of operations for the second quarter ended July 12, 2003. A copy of the press release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.

    This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” of Form 8-K. Consequently the information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibits, may only be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act if such subsequent filings specifically reference this Form 8-K.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.

	By:	/s/ Jimmy M. Woodward Name: Jimmy M. Woodward Title: Sr. Vice-President, Chief Financial Officer and Chief Accounting Officer

Date: August 7, 2003

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

99.1	Press release of Flowers Foods, Inc. dated August 7, 2003